                                                                     EXHIBIT 4.1





     COMMON                                                      COMMON


     NUMBER                                                       SHARES

PAR VALUE $0.01                                                PAR VALUE $0.01

THIS CERTIFICATE IS TRANSFERRABLE                      CUSIP 459655 10 6
    IN NEW YORK, NY                          SEE REVERSE FOR CERTAIN DEFINITIONS



                        INTERNATIONAL HOME FOODS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



THIS CERTIFIES THAT




is the owner of

            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

International Home Foods, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance for issuance. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.


                                         Dated:


CHAIRMAN OF THE BOARD AND CHIEF          COUNTERSIGNED AND REGISTERED:
     EXECUTIVE OFFICER                              THE BANK OF NEW YORK


                              [SEAL]

                                                    TRANSFER AGENT AND REGISTRAR

                      SECRETARY          BY
                                                    AUTHORIZED SIGNATURE
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                        INTERNATIONAL HOME FOODS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                                 OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

  Dated,
        --------------------------------

                                               ---------------------------------
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT             (SIGNATURE)
        MUST CORRESPOND WITH THE NAME(S) AS -->
        WRITTEN UPON THE FACE OF THE           ---------------------------------
        CERTIFICATE IN EVERY PARTICULAR                (SIGNATURE)
        WITHOUT ALTERATION OR ENLARGEMENT
        OR ANY CHANGE WHATEVER.



                                               ---------------------------------
                                               THE SIGNATURE(S) SHOULD BE
                                               GUARANTEED BY AN ELIGIBLE
                                               GUARANTOR INSTITUTION  (BANKS,
                                               STOCKBROKERS, SAVINGS AND LOAN
                                               ASSOCIATIONS AND CREDIT UNIONS,
                                               WITH MEMBERSHIP IN AN APPROVED
                                               SIGNATURE GUARANTEE MEDALLION
                                               PROGRAM), PURSUANT TO
                                               S.E.C. RULE 17Ad-18.
                                               ---------------------------------
                                               SIGNATURE(S) GUARANTEED BY:





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